File No. 333-_________

     As filed with the Securities and Exchange Commission on November , 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                 CHEMFIRST INC.
               (Exact name of issuer as specified in its charter)

                 Mississippi                               64-0354930
         (State of Incorporation)                  (I.R.S. Employer ID Number)

    700 North Street, Jackson, MS                            39202
(Address of Principal Executive Offices)                   (Zip Code)

                        CHEMFIRST INC. 401(k) SAVINGS AND
                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
                            (Full Title of the Plan)

                          James L. McArthur, Secretary
                                 ChemFirst Inc.
                                 P. O. Box 1249
                         Jackson, Mississippi 39215-1249
                                 (601) 948-7550
            (Name, address and telephone number of agent for service)

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Proposed Maximum
Title of Securities               Amount to be          Proposed Maximum Offering     Aggregate Offering       Amount of
to be Registered                  Registered            Price per Share (1)           Price                    Registration Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $1.00     1,000,000 shares (2)  $20.72 (3)                    $20,718,750.00 (3)              $6,474.61
-------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for calculation of the registration fee pursuant to Rule 457(h), based on the average of the high and low sale prices reported on the New York Stock Exchange on November 28, 2000.
(2) Pursuant to Rule 416, this Registration Statement shall include, in addition to the number of shares of Common Stock stated above, such indeterminate number of additional shares of Common Stock as may be issued under such plan as a result of adjustment provisions thereunder.
(3) Does not include an additional 1,000,000 shares of Common Stock being carried forward pursuant to Rule 429 from the Registration Statement on Form S-8 (File No. 333-18691). A registration fee of $6,611.42 was paid in connection with the filing of such Registration Statement.

                                EXPLANATORY NOTE

      This Registration Statement on Form S-8 is filed by ChemFirst Inc. ("ChemFirst") and relates to an additional 1,000,000 shares of ChemFirst common stock, par value $1.00 per share (the "Common Stock"), issuable to participants in the ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust (the "Plan").

      ChemFirst previously registered an aggregate of 1,000,000 shares of Common Stock for issuance under the Plan under a Registration Statement on Form S-8, as filed with the Securities and Exchange Commission on December 23, 1996 (File No. 333-18691) (the "Initial Registration Statement").

      Pursuant to General Instruction E to Form S-8, this Registration Statement incorporates by reference the contents of the Initial Registration Statement, except as otherwise set forth herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

      The information required by Part I of Form S-8 to be contained in the
Section 10(a) prospectus to be used for offers and sales of ChemFirst's Common Stock covered by this Registration Statement has been omitted in accordance with the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

      The following documents filed with the Commission by ChemFirst are incorporated herein by reference: (1) ChemFirst's Annual Report on Form 10-K for the year ended December 31, 1999; (2) Proxy Statement for the Annual Meeting of Stockholders of ChemFirst held on May 23, 2000; (3) ChemFirst's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000, and September 30, 2000; and (4) the description of ChemFirst's Common Stock, par value $1.00, contained in Item 1 of ChemFirst's Registration Statement on Form 8-A filed on December 9, 1996 (File No. 001-12547), including any amendment or report filed for the purpose of updating such description.

      All documents filed by ChemFirst pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

      For purposes of this Registration Statement, any document or any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded to the extent that a subsequently filed document or a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such document or such statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 8. Exhibits

4.1 Amended and Restated Articles of Incorporation of ChemFirst Inc. are incorporated by reference to Exhibit 3.1 to Amendment No. 1 to ChemFirst's Form S-1 (File No. 333-15789) filed on November 18, 1996.

4.2   Bylaws of ChemFirst Inc., as amended, are incorporated by reference to
      Exhibit 4.3 to ChemFirst's Registration Statement on Form S-8 (File No. 333-69965) filed on December 30, 1998.

4.3 Rights Agreement, dated as of October 30, 1996, between ChemFirst and KeyCorp Shareholder Services, Inc. is incorporated by reference to Exhibit 4 to Amendment No. 1 to ChemFirst's Form S-1 (File No. 333-15789) filed on November 18, 1996.

4.4 First Amendment to Rights Agreement dated effective May 1, 1997 by and among ChemFirst, KeyCorp Shareholder Services, Inc. and The Bank of New York, is incorporated by reference to Exhibit 4.5 to ChemFirst's Form S-8 (File No. 333-69965) filed on December 30, 1998.

4.5 Note Purchase Agreement between ChemFirst, State Farm Life Insurance Company and Nationwide Life Insurance Company is incorporated by reference to Exhibit 4(j) of ChemFirst's Annual Report on Form 10-K for fiscal year ended December 31, 1998.

4.6 ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust (as amended and restated effective January 1, 1997, and which supersedes ChemFirst's 401(k) Savings Plan) is incorporated by reference to Exhibit
      4.6 of ChemFirst's Post-Effective Amendment No. 2 to S-8 Registration Statement (file no. 333-18691) filed July 27, 1999.

4.7 First Amendment to ChemFirst Inc. 401(k) and Employee Stock Ownership Plan and Trust is incorporated by reference to Exhibit 4.6 of ChemFirst's Post-Effective Amendment No. 2 to S-8 Registration Statement (file no. 333-18691) filed July 27, 1999.

4.8 Second Amendment to ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust is incorporated by reference to Exhibit 4.10 of ChemFirst's Post-Effective Amendment No. 2 to S-8 Registration Statement (file no. 333-18691) filed July 27, 1999.

4.9 Third Amendment to ChemFirst 401(k) Savings and Employee Stock Ownership Plan and Trust.

4.10 Fourth Amendment to ChemFirst 401(k) Savings and Employee Stock Ownership Plan and Trust.

5.1 Determination letter dated June 23, 2000 from the IRS regarding the ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust.

23.1  Consent of KPMG LLP.

24.1 Power of Attorney by each of the directors of ChemFirst appointing J. Kelley Williams and R. Michael Summerford as attorney-in-fact is located at page 5 of this Registration Statement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Mississippi, on the 30th day of November, 2000.

                                 CHEMFIRST INC.


                                 BY: /s/ J. Kelley Williams
                                    -----------------------
                                    J. Kelley Williams, Chief Executive Officer

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Kelley Williams and R. Michael Summerford and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    SIGNATURE                        TITLE                       DATE
    ---------                        -----                       ----

/s/ J. Kelley Williams           Chairman of the Board         November 30, 2000
---------------------------      of Directors, Chief
J. Kelley Williams               Executive Officer
                                 (Principal Executive
                                 Officer) and Director


/s/ R. Michael Summerford        President and Chief           November 30, 2000
---------------------------      Operating Officer
R. Michael Summerford


/s/ Max P. Bowman                Vice President,               November 30, 2000
---------------------------      Finance and Treasurer
Max P. Bowman                    (Principal Financial
                                 Officer)


/s/ Troy B. Browning             Controller (Principal         November 30, 2000
---------------------------      Accounting Officer)
Troy B. Browning

    SIGNATURE                        TITLE                       DATE
    ---------                        -----                       ----

/s/ Richard P. Anderson          Director                      November 30, 2000
---------------------------
Richard P. Anderson


/s/ Paul A. Becker               Director                      November 30, 2000
---------------------------
Paul A. Becker


/s/ Michael J. Ferris            Director                      November 30, 2000
---------------------------
Michael J. Ferris


/s/ James E. Fligg               Director                      November 30, 2000
---------------------------
James E. Fligg


/s/ Robert P. Guyton             Director                      November 30, 2000
---------------------------
Robert P. Guyton


/s/ Paul  W. Murrill             Director                      November 30, 2000
---------------------------
Paul W. Murrill


/s/ John F. Osborne              Director                      November 30, 2000
---------------------------
John F. Osborne


/s/ William A. Percy, II         Director                      November 30, 2000
---------------------------
William A. Percy, II


/s/ Dan F. Smith                 Director                      November 30, 2000
---------------------------
Dan F. Smith


/s/ Leland R. Speed              Director                      November 30, 2000
---------------------------
Leland R. Speed


/s/ R. Gerald Turner             Director                      November 30, 2000
---------------------------
R. Gerald Turner

      Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Mississippi, on the 30th day of November, 2000.

                                      CHEMFIRST INC. 401(k) SAVINGS AND EMPLOYEE
                                      STOCK OWNERSHIP PLAN AND TRUST

                                      By: /s/ J. Steve Chustz
                                          --------------------------------------
                                              J. Steve Chustz
                                              Employee Benefits Committee


                                      By: /s/ William B. Kemp, Jr.
                                          --------------------------------------
                                              William B. Kemp, Jr.
                                              Employee Benefits Committee


                                      By: /s/ George M. Simmons
                                          --------------------------------------
                                              George M. Simmons
                                              Employee Benefits Committee


                                      By: /s/ R. Michael Summerford
                                          --------------------------------------
                                              R. Michael Summerford
                                              Employee Benefits Committee

Index to Exhibits

Exhibit No.       Description

4.1 Amended and Restated Articles of Incorporation of ChemFirst Inc. are incorporated by reference to Exhibit 3.1 to Amendment No. 1 to ChemFirst's Form S-1 (File No. 333-15789) filed on November 18, 1996.

4.2 Bylaws of ChemFirst Inc., as amended, are incorporated by reference to Exhibit 4.3 to ChemFirst's Registration Statement on Form S-8 (File No. 333-69965) filed on December 30, 1998.

4.3 Rights Agreement, dated as of October 30, 1996, between ChemFirst and KeyCorp Shareholder Services, Inc. is incorporated by reference to Exhibit 4 to Amendment No. 1 to ChemFirst' s Form S-1 (File No. 333-15789) filed on November 18, 1996.

4.4 First Amendment to Rights Agreement dated effective May 1, 1997 by and among ChemFirst, KeyCorp Shareholder Services, Inc. and The Bank of New York, is incorporated by reference to
                  Exhibit 4.5 to ChemFirst's Form S-8 (File No. 333-69965) filed on December 30, 1998.

4.5 Note Purchase Agreement between ChemFirst, State Farm Life Insurance Company and Nationwide Life Insurance Company is incorporated by reference to Exhibit 4(j) of ChemFirst's Annual Report on Form 10-K for fiscal year ended December 31, 1998.

4.6 ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust (as amended and restated effective January 1, 1997, and which supersedes ChemFirst's 401(k) Savings Plan) is incorporated by reference to Exhibit 4.6 of ChemFirst's Post-Effective Amendment No. 2 to S-8 Registration Statement (file no. 333-18691) filed July 27, 1999.

4.7 First Amendment to ChemFirst Inc. 401(k) and Employee Stock Ownership Plan and Trust is incorporated by reference to
                  Exhibit 4.6 of ChemFirst's Post-Effective Amendment No. 2 to S-8 Registration Statement (file no. 333-18691) filed July 27, 1999.

4.8 Second Amendment to ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust is incorporated by reference to
                  Exhibit 4.10 of ChemFirst's Post-Effective Amendment No. 2 to S-8 Registration Statement (file no. 333-18691) filed July 27, 1999.

4.9 Third Amendment to ChemFirst 401(k) Savings and Employee Stock Ownership Plan and Trust.

4.10 Fourth Amendment to ChemFirst 401(k) Savings and Employee Stock Ownership Plan and Trust.

5.1 Determination letter dated June 23, 2000 from the IRS regarding the ChemFirst Inc. 401(k) Savings and Employee Stock Ownership Plan and Trust.

23.1              Consent of KPMG LLP.

24.1 Power of Attorney by each of the directors of ChemFirst appointing J. Kelley Williams and R. Michael Summerford as attorney-in-fact is located at page 5 of this Registration Statement.